Exhibit 8.1

The following is a list of subsidiaries of Cemex, S.A.B.de C.V. as of December 31, 2025, including the name of each subsidiary and its country of incorporation.

	Company Name	Country
1	ALC Las Vegas Mining Claims, LLC	United States of America
2	Alcanar Green Energy, S.L.	Spain
3	Alliera, S.A. de C.V.	Mexico
4	Apollo Re Ltd.	Barbados
5	Arabian Company for Concrete Roads (S.A.E.)	Egypt
6	Arawak Cement Company Limited	Barbados
7	Arawak Concrete Solutions Limited	Barbados
8	Arkik Automation Solutions, S.L.U.	Spain
9	Arkik Technologies México, S.A. de C.V.	Mexico
10	Arkik USA Corp.	United States of America
11	Arkik USA Inc.	United States of America
12	Ash Resources Limited	United Kingdom
13	Assiut Cement S.A.E.	Egypt
14	Atlas Aggregates Limited	United Kingdom
15	Atlas Neeif Holdings Limited (Cyprus)	Cyprus
16	Atlas Neeif Holdings Limited (United Kingdom)	United Kingdom
17	Bahamas Concrete Holdings Limited	Bahamas
18	Beijing CXP Import & Export Co., Ltd.	China
19	BIM Infraestructura, S.A. de C.V.	Mexico
20	Boulton & Paul (Building Services) Limited	United Kingdom
21	British Dredging Limited	United Kingdom
22	Brooksville PP Assets Holding Company, LLC	United States of America
23	Broquers Ambiental, S.A. de C.V.	Mexico
24	Bruntingthorpe Gravels Limited	United Kingdom
25	Business Material Funding, S.L.	Spain
26	Butterley Aggregates Limited	United Kingdom
27	Capella Holdings Inc.	United States of America
28	Carbonífera de San Patricio, S.A. de C.V.	Mexico
29	Caribbean Cement Company Limited	Jamaica
30	Carriere De La Plaine D Ay (SAS)	France
31	CCL Business Holdings, S.L.U. (Sociedad Unipersonal)	Spain
32	Cement Transit Company	United States of America
33	Cementi Siciliani S.R.L.	Italy
34	Cementilce S.R.L.	Italy
35	Cemex & Beuerlein GmbH & Co. KG	Germany
36	Cemex & Beuerlein Verwaltungs-GmbH	Germany

37	Cemex (IOM) Limited	Isle of Man
38	Cemex (ROI) Limited	Ireland
39	Cemex Aditivos México, S.A. de C.V.	Mexico
40	Cemex Administraciones Ltda.	Colombia
41	Cemex ADMIX USA, LLC	United States of America
42	Cemex Admixtures Construction Chemicals Manufacturing LLC	United Arab Emirates
43	Cemex Admixtures Czech Republic s.r.o.	Czech Republic
44	Cemex admixtures EG	Egypt
45	Cemex Admixtures France	France
46	Cemex Admixtures Global Holding AG	Switzerland
47	Cemex Admixtures GmbH	Germany
48	Cemex Admixtures Poland Sp. z o.o.	Poland
49	Cemex Admixtures UK Limited	United Kingdom
50	Cemex AM Holdings, LLC	The Netherlands
51	Cemex Asia B.V.	The Netherlands
52	Cemex Asia B.V. Shanghai Representative Office	China
53	Cemex Asia Pte. Limited	Singapore
54	Cemex Bahamas Ltd.	Bahamas
55	Cemex Betons Ile De France (Sas)	France
56	Cemex Betons Nord Ouest (Sas)	France
57	Cemex Betons Rhone Alpes (Sas)	France
58	Cemex Betons Sud Est	France
59	Cemex Betons Sud Ouest	France
60	Cemex Betons Sud Ouest II	France
61	Cemex BH d.o.o.	Bosnia and Herzegovina
62	Cemex Caracolito S.A.	Colombia
63	Cemex Caribbean, LLC	United States of America
64	Cemex Caribe, S.A.	Panama
65	Cemex Cement of Louisiana, Inc.	United States of America
66	Cemex Central Europe GmbH	Germany
67	CEMEX CEYLON (PRIVATE) LIMITED	Sri Lanka
68	Cemex Clemencia S.A.S.	Colombia
69	Cemex Colombia S.A.	Colombia
70	Cemex Concrete, S.A.	Haiti
71	Cemex Concreto S.A.	Colombia
72	Cemex Concretos, Inc.	Puerto Rico
73	Cemex Concretos, S.A. de C.V.	Mexico
74	Cemex Construction Materials Atlantic, LLC	United States of America
75	Cemex Construction Materials Florida, LLC	United States of America
76	Cemex Construction Materials Houston, LLC	United States of America
77	Cemex Construction Materials Pacific, LLC	United States of America
78	Cemex Construction Materials South, LLC	United States of America

79	Cemex Corp.	United States of America
80	CEMEX Czech Republic, s.r.o.	Czech Republic
81	Cemex de Puerto Rico, Inc.	Puerto Rico
82	Cemex Denmark ApS	Denmark
83	Cemex Deutschland AG	Germany
84	Cemex Egypt for Distribution S.A.E	Egypt
85	Cemex Egypt Solutions	Egypt
86	Cemex Energía Desarrollos, S.A.P.I. de C.V.	Mexico
87	Cemex Energía, S.A.P.I. de C.V.	Mexico
88	Cemex Energy S.A.S. E.S.P	Colombia
89	Cemex España Aditivos, S.L.U.	Spain
90	Cemex España Gestión y Servicios, S.L.	Spain
91	Cemex España Operaciones, S.L.U.	Spain
92	Cemex España, S.A.	Spain
93	Cemex Falcon L.L.C.	United Arab Emirates
94	Cemex Foundation	United States of America
95	Cemex France	France
96	Cemex France 9	France
97	Cemex France Services	France
98	Cemex Global Sourcing, Inc.	United States of America
99	Cemex Granulats (Sa)	France
100	Cemex Granulats Rhone Mediterrannee (Sas)	France
101	Cemex Granulats Sud Ouest (Sas)	France
102	Cemex Heim RC-Baustoffe GmbH & Co. KG	Germany
103	Cemex Holdings (Israel) Ltd.	Israel
104	Cemex Holdings Inc.	United States of America
105	Cemex Hrvatska d.d.	Croatia
106	Cemex Innovation Holding Ltd.	Switzerland
107	Cemex Innovation Holding Ltd. Brugg Branch	Switzerland
108	Cemex Internacional, S.A. de C.V.	Mexico
109	Cemex International Trading LLC	United States of America
110	Cemex Investments Limited	United Kingdom
111	Cemex Investments, Inc.	United States of America
112	Cemex Jamaica Limited	Jamaica
113	Cemex Kies & Splitt GmbH	Germany
114	Cemex Kies Mecklenburg-Strelitz GmbH	Germany
115	Cemex Kies Rogätz GmbH	Germany
116	Cemex Latam Holdings, S.A.	Spain
117	Cemex Leasing LLC	United States of America
118	Cemex Logistics, s.r.o.	Czech Republic
119	Cemex Logistik GmbH	Germany
120	Cemex Luxembourg Holdings S.a.r.l.	Luzembourg
121	CEMEX Malešice s.r.o.	Czech Republic

122	Cemex Management Company LLC	United States of America
123	Cemex Management, Inc.	United States of America
124	Cemex Marine (Guernsey) PCC Limited	Guernsey
125	Cemex Materials Newfoundland, Inc.	Canada
126	Cemex Materials, LLC	United States of America
127	Cemex Montenegro Ad	Montenegro
128	Cemex Mortars USA, LLC	United States of America
129	Cemex Nevada, LLC	United States of America
130	Cemex Nicaragua, S.A.	Nicaragua
131	Cemex NY Corporation	United States of America
132	Cemex Operaciones México, S.A. de C.V.	Mexico
133	Cemex Paving Solutions Limited	United Kingdom
134	Cemex Perú, S.A.	Peru
135	Cemex Polska Sp. z o.o.	Poland
136	Cemex Premezclados de Colombia S.A.	Colombia
137	Cemex Ready Mix for Ready Concrete, S.A.E	Egypt
138	Cemex Readymix East Anglia Limited	United Kingdom
139	Cemex Sand, k.s.	Czech Republic
140	Cemex Santa Rosa S.A.	Colombia
141	Cemex Scottish Investments Limited	United Kingdom
142	Cemex Scottish Limited Partnership	United Kingdom
143	Cemex Seament Limited	United Kingdom
144	Cemex Services Group s.r.o.	Czech Republic
145	Cemex Shared Service Centre Limited Liability Company	Hungary
146	Cemex Soluciones S.A.S. En Liquidación	Colombia
147	Cemex Southeast Holdings LLC	United States of America
148	Cemex Southeast LLC	United States of America
149	Cemex SRB d.o.o.	Serbia
150	Cemex Steel Framing, Inc.	United States of America
151	Cemex Südostbayern GmbH & Co. KG	Germany
152	CEMEX Südostbayern Verwaltungs-GmbH	Germany
153	Cemex Supermix L.L.C.	United Arab Emirates
154	Cemex SW Florida Limestone Holdings, LLC	United States of America
155	Cemex SW Florida Sand Holdings, LLC	United States of America
156	Cemex Topmix L.L.C.	United Arab Emirates
157	Cemex Trading, LLC	United States of America
158	Cemex Transporte, Inc.	Puerto Rico
159	Cemex Transporte, S.A. de C.V.	Mexico
160	Cemex Transportes de Colombia S.A.	Colombia
161	Cemex Trockenmörtel GmbH	Germany
162	Cemex Trucking, Inc.	United States of America
163	Cemex UK	United Kingdom

164	Cemex UK Cement Limited	United Kingdom
165	Cemex UK Executives Pension Trust Limited	United Kingdom
166	Cemex UK Logistics Limited	United Kingdom
167	Cemex UK Marine Limited	United Kingdom
168	Cemex UK Materials Limited	United Kingdom
169	Cemex UK Money Purchase Pension Trust Limited	United Kingdom
170	Cemex UK Operations Limited	United Kingdom
171	Cemex UK Pension Trust Limited	United Kingdom
172	Cemex UK Properties Limited	United Kingdom
173	Cemex UK Services Limited	United Kingdom
174	Cemex Urbanization Solutions France	France
175	Cemex US Holdings B.V.	The Netherlands
176	Cemex Ventures B.V.	The Netherlands
177	Cemex Ventures España, S.L.U.	Spain
178	Cemex Ventures, Inc.	United States of America
179	Cemex Vivienda, S.A. de C.V.	Mexico
180	Cemex Zement GmbH	Germany
181	Cemex, Inc.	United States of America
182	Central de Mezclas S.A.	Colombia
183	Chantiers De La Haute Seine (Sas)	France
184	Chelmski Cement Sp. z o.o.	Polands
185	Chemocrete Ltd.	Israel
186	Ciment La Pierre, S.A.	Haiti
187	Ciments Blancs Du Maroc, S.A.	Morocco
188	Combined Management Services Corporation Limited	United Kingdom
189	Comercializadora Construrama, S.A. de C.V.	Mexico
190	Construcción Digital Keobra, S.L.U.	Spain
191	Construhub, S.A. de C.V.	Mexico
192	Construrama Puerto Rico LLC	Puerto Rico
193	Construrama Supply, S.A. de C.V.	Mexico
194	Construtodo, Inc.	United States of America
195	Corporación Cementera Latinoamericana, S.L.U.	Spain
196	Couch Aggregates, LLC	United States of America
197	CX Agencia, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
198	CxNetworks N.V.	The Netherlands
199	DALMACIJACEMENT d.o.o.	Croatia
200	Desarrollos Multiples Insulares, Inc.	Puerto Rico
201	Diamante Transportes Ltda. En Liquidación	Colombia
202	DMK Donaumoos Kies GmbH & Co. KG	Germany
203	DMK Donaumoos Kies Verwaltungs-GmbH	Germany
204	Drome Ardeche Granulats (Snc)	France

205	EcoWasteEnergy s.r.o.	Czech Republic
206	Eitan Beton (1993) Ltd.	Israel
207	El Carmen Land and Conservation Company, LLC	United States of America
208	ELEGOHOUSE, s.r.o.	Czech Republic
209	Elmontaser for ready mix	Egypt
210	Environmental Enhancement Group	United States of America
211	Eólica de Guadalupe, S. de R.L. de C.V.	Mexico
212	Especialistas en Corredores Viales, S.A. de C.V.	Mexico
213	Falcon Re Ltd.	Barbados
214	FN Asset Purchase LLC	United States of America
215	France Liants (Sas)	France
216	Fujur, S.A. de C.V.	Mexico
217	Gasoductos de Anáhuac, S.A.P.I. de C.V.	Mexico
218	Gasolux, S.A.P.I. de C.V.	Mexico
219	Gie De Saint Julien Et De Saint Elix Le Chateau (Gie)	France
220	Gillingham Portland Cement Company Limited	United Kingdom
221	Guernsey Stone Company	United States of America
222	Hall & Ham River Limited	United Kingdom
223	Hall Aggregates (South Coast) Limited	United Kingdom
224	Hall Aggregates Limited	United Kingdom
225	Hogan Island Limestone, LLC	United States of America
226	Hyde-Crete Limited	United Kingdom
227	Inmobiliaria Ferri, S.A. de C.V.	Mexico
228	Immokalee Sand, LLC	United States of America
229	Interamerican Investments, Inc.	United States of America
230	Inversiones Behalde, SRL	Dominican Republic
231	Inversiones Secoya, Sociedad Anónima	Nicaragua
232	Island Cement Company Limited	Bahamas
233	John Carr (SBK) Limited	United Kingdom
234	Kadmani Readymix Concrete Ltd.	Israel
235	Kamenolomy Mítov a Smrčí s.r.o.	Czech Republic
236	Kiesel Bauchemie GmbH & Co. Kommanditgesellschaft	Germany
237	Kiesel Polska sp. z o.o.	Poland
238	Kiesel s.a r.l.	France
239	Kiesel s.r.o.	Poland
240	Kiesel Verwaltungsgesellschaft mit beschränkter Haftung	Germany
241	Kieswerk GmbH - Immelborn	Germany
242	Kieswerk Wernshausen GmbH & Co. KG	Germany
243	Kieswerk Wernshausen Verwaltungs-GmbH	Germany

244	Le Ciment du Nord	Haiti
245	Lime & Stone Production Company Ltd.	Israel
246	Lomez International B.V	The Netherlands
247	Louisville Cement Assets Transition Company	United States of America
248	LV Western Mining Claims, LLC	United States of America
249	Maksimir Cement d.o.o.	Croatia
250	Marana Golf Inc.	United States of America
251	Maya-Belize Cement Limited	Belize
252	Menkent, S. de R.L. de C.V.	Mexico
253	Mercis, S.A. de C.V.	Mexico
254	Mexam Trade, Inc.	United States of America
255	MILI, L.L.C.	United States of America
256	Mineral And Energy Resources (UK) Limited	United Kingdom
257	Mineral Resource Technologies, Inc.	United States of America
258	Mixbeton Vermögensgesellschaft mbH & Co. KG	Germany
259	Mojave Northern Railroad Company	United States of America
260	Neoris Venezuela C.A.	Venezuela
261	Net Cx, S.A. de C.V.	Mexico
262	New Line Transport, LLC	United States of America
263	NL Transport West, LLC	United States of America
264	North West Aggregates Limited	United Kingdom
265	Northern Aggregates Limited	United Kingdom
266	Northwest Materials Holding Company	United States of America
267	Obrayuda, S.A. de C.V.	Mexico
268	OXI, L.L.C.	United States of America
269	Pace Desarrollos Energéticos, S. de R.L. de C.V.	Mexico
270	Pacific Rock Products Trucking, L.L.C.	United States of America
271	Pacific Rock Products, L.L.C.	United States of America
272	Premier Holding Company, LLC	United States of America
273	Premix-Readymix Concrete Industries	Israel
274	Pro Ambiente, S.A. de C.V.	Mexico
275	Procon Readymix Limited	United Kingdom
276	ProStein GmbH & Co. KG	Germany
277	ProStein Verwaltungs-GmbH	Germany
278	Proveedora Mexicana de Materiales, S.A. de C.V.	Mexico
279	Qualion Asesores de Seguros Limitada	Colombia
280	Quarzsandwerk Wellmersdorf GmbH & Co. KG	Germany
281	Quarzsandwerk Wellmersdorf Verwaltungs-GmbH	Germany
282	R.M.C. Engineering & Transport Limited	United Kingdom
283	RC-Baustoffe Berlin Verwaltung GmbH	Germany
284	Ready Mix USA, LLC	United States of America
285	Ready Mixed Concrete (London) Limited	United Kingdom
286	Ready Mixed Concrete (Wales) Limited	United Kingdom

287	Ready Mixed Concrete (Western) Limited	United Kingdom
288	Readymix - Shtang Recycle Israel Ltd.	Israel
289	Readymix (West Indies) Limited	Trinidad and Tobago
290	Readymix Concrete Products (Israel) Ltd.	Israel
291	Readymix Industries (Israel) Ltd.	Israel
292	Readymix Kinneret Partnership	Israel
293	Readymix Limited	Ireland
294	Readymix Management Services Limited	Jersey
295	Readymix Materials Holdings, LLC	United States of America
296	Readymix Tlalim Partnership	Israel
297	Readymix Transportbeton Gesellschaft mit beschränkter Haftung Berlin	Germany
298	Reciklator d.o.o.	Croatia
299	Red Rock of Minnesota, Inc.	United States of America
300	Regenera Colombia S.A.S.	Colombia
301	Reservas Ecológicas Sustentables La Laguna, S.A. de C.V.	Mexico
302	Rinker Jamaica Limited	United States of America
303	RMC (GM) No 7 Limited	United Kingdom
304	RMC (HW) No 1 Limited	United Kingdom
305	RMC Aggregates (Greater London) Limited	United Kingdom
306	RMC Environmental Services Limited	United Kingdom
307	RMC Europe Limited	United Kingdom
308	RMC Explorations Limited	United Kingdom
309	RMC Finance Limited	United Kingdom
310	RMC Holdings B.V.	The Netherlands
311	RMC Logistics Eastern Limited	United Kingdom
312	RMC Logistics North East Limited	United Kingdom
313	RMC Logistics Northern Limited	United Kingdom
314	RMC Logistics Scotland Limited	United Kingdom
315	RMC Logistics South East Limited	United Kingdom
316	RMC Logistics Western Limited	United Kingdom
317	RMC Pacific Materials, LLC	United States of America
318	RMC Readymix Limited	United Kingdom
319	RMC Russell Limited	United Kingdom
320	Roble Re S.L.U.	Spain
321	Rockfort Mineral Bath Complex Limited	Jamaica
322	Rugby Joinery Limited	United Kingdom
323	Russell Concrete Products Limited	United Kingdom
324	Russell Developments Limited	United Kingdom
325	Russell Minerals (Pennsylvania), Inc.	United States of America
326	Russell Minerals Fayette, Inc	United States of America
327	Russell Minerals West Frankfort, Inc.	United States of America

328	Russell Minerals, Inc.	United States of America
329	Savar Investments	Cayman Islands
330	SCI Chateauneuf du Rhone (SCI)	France
331	SCI Des Hauts Terriers (SCI)	France
332	Servicios para la Autoconstrucción, S.A. de C.V.	Mexico
333	Servicios Profesionales Cemex, S.A. de C.V.	Mexico
334	Servicios Promexma, S.A. de C.V.	Mexico
335	Sierra Trading	Cayman Islands
336	Sinergia Deportiva, S.A. de C.V.	Mexico
337	Soldi CP, S. de R.L. de C.V.	Mexico
338	South Coast Shipping Company (Crewing Services) Limited	United Kingdom
339	Southington Limited	Bahamas
340	Steinbruch Oberottendorf GmbH	Germany
341	Stone Ltd.	Israel
342	Sunbelt Investments Inc.	United States of America
343	Sunbelt Trading, SRL	Dominican Republic
344	Sunbulk Shipping Limited	Barbados
345	Sunbulk Shipping, S.L.U.	Spain
346	Superquímicos de Centroamérica, S. A.	Panama
347	Taos Mining & Trading Company Ltd.
348	TBM Transportbeton Verwaltungs-GmbH, Mallersdorf	Germany
349	TCL (Nevis) Limited	Nevis
350	TCL Guyana Inc.	Guyana
351	TCL Leasing Limited	Trinidad and Tobago
352	TCL Ponsa Manufacturing Limited	Trinidad and Tobago
353	TCL Trading Limited	Anguilla
354	Tecnologías de Recursos Minerales, S.A. de C.V.	Mexico
355	Teg Energía, S.A. de C.V.	Mexico
356	Terra Expertis (Sas)	France
357	TGI Concrete Solutions Inc.	Guyana
358	The Barrington Light Railway Company	United Kingdom
359	The Rugby Group Limited	United Kingdom
360	Torino Re Ltd.	Barbados
361	Transenergy Dominicana, S.R.L.	Dominican Republic
362	Transmobil Baustoff GmbH	Germany
363	Transportbeton Hütten GmbH & Co. KG	Germany
364	Transportbeton Hütten Verwaltungs GmbH	Germany
365	Transport-Beton Ingolstadt Gesellschaft mit beschränkter Haftung	Germany
366	Transport-Beton Ingolstadt GmbH & Co. Kommanditgesellschaft	Germany

367	Tricap Investments I-A, LLC	United States of America
368	Tricap Option Fund A, LLC	United States of America
369	Trinidad Cement Limited	Trinidad and Tobago
370	TTLI Trading Limited	Barbados
371	Twin Mountain Rock Company	United States of America
372	VAPPS, LLC	United States of America
373	VMB Vertriebsgesellschaft Mineralische Baustoffe mbH	Germany
374	Western Equipment Co.	United States of America
375	Western Rail Road Company	United States of America
376	Wettern Brothers Limited	United Kingdom
377	William Cooper & Sons (Dredging) Limited	United Kingdom
378	Wotton Roadstone Limited	United Kingdom
379	Zona Franca Especial Cementera del Magdalena Medio S.A.S. (ZOMAM S.A.S.)	Colombia